BNY Mellon Income Stock Fund
Summary Prospectus December 31, 2018
Class Ticker A BMIAX C BMISX I BMIIX Y BMIYX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at http://im.bnymellon.com/literaturecenterfa. You can also get this information at no cost by calling 1-800-DREYFUS (inside the U.S. only) or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated December 31, 2018, are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks total return (consisting of capital appreciation and income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or shares of other funds in the Dreyfus Family of Funds that are subject to a sales charge. More information about sales charges, including these and other discounts and waivers, is available from your financial professional and in the Shareholder Guide section beginning on page 11 of the prospectus and in the How to Buy Shares section beginning on page III-1 of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Investment advisory fees	.65	.65	.65	.65
Distribution (12b-1) fees	none	.75	none	none
Other expenses
Shareholder services fees	.25	.25	none	none
Administration fees	.12	.12	.12	.12
Other expenses of the fund	.08	.11	.06	.03
Total annual fund operating expenses	1.10	1.88	.83	.80

* Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the

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end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$681	$905	$1,146	$1,838
Class C	$291	$591	$1,016	$2,201
Class I	$85	$265	$460	$1,025
Class Y	$82	$255	$444	$990

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$681	$905	$1,146	$1,838
Class C	$191	$591	$1,016	$2,201
Class I	$85	$265	$460	$1,025
Class Y	$82	$255	$444	$990

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 67.57% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income. The investment adviser chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies. The fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones U.S. Select DividendTM Index (Dow Jones Index), an index of 100 U.S. company stocks selected by dividend yield. The fund's portfolio allocations, however, may differ from those of the Dow Jones Index. The fund invests primarily in common stocks but also may invest up to 10% of its assets in convertible securities and up to 10% of its assets in preferred stocks.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Large-cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

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• Convertible securities risk. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations.

• Preferred stock risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

• Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. The table compares the average annual total returns of the fund's Class A, Class C, Class I and Class Y shares to those of the Dow Jones Index. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

Periods prior to May 31, 2016, the inception date for Class A, Class C, Class I and Class Y shares, reflect the performance of the fund's Class M shares, which are offered in a separate prospectus, adjusted in the table to reflect applicable sales charges. Such performance figures have not been adjusted to reflect applicable class fees and expenses; if these expenses had been reflected, the performance shown for Class A, Class C and Class I shares would have been lower. Each share class is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same expenses.

After-tax performance is shown only for Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. After-tax performance of the fund's other share classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts (IRA). Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q2, 2009: 17.95% Worst Quarter Q4, 2008: -19.85%
The year-to-date total return of the fund′s Class A shares as of September 30, 2018 was 5.08%.

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Average Annual Total Returns as of 12/31/17
Class	1 Year	5 Years	10 Years
Class A returns before taxes	8.45%	13.61%	7.31%
Class A returns after taxes on distributions	5.98%	11.03%	5.73%
Class A returns after taxes on distributions and sale of fund shares	6.29%	10.25%	5.50%
Class C returns before taxes	13.01%	14.66%	7.82%
Class I returns before taxes	15.06%	15.02%	7.98%
Class Y returns before taxes	15.20%	15.02%	7.98%
Dow Jones Index reflects no deductions for fees, expenses or taxes	15.44%	15.57%	8.84%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

John C. Bailer, Brian C. Ferguson and David S. Intoppa are the fund's primary portfolio managers. Mr. Bailer has held that position since December 2011, and Messrs. Ferguson and Intoppa have held that position since December 2015. Mr. Bailer is a senior managing director and senior portfolio manager of U.S. dividend-oriented and large-cap strategies at BNY Mellon Asset Management North America Corporation, an affiliate of The Dreyfus Corporation. Mr. Ferguson is a senior managing director and senior portfolio manager of the U.S. Large Capitalization Value Equity Team of BNY Mellon Asset Management North America Corporation. Mr. Intoppa is a senior research analyst on BNY Mellon Asset Management North America Corporation's Dynamic Large Cap Value strategy. Messrs. Bailer, Ferguson and Intoppa also are employees of The Dreyfus Corporation and manage the fund in their capacity as employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or through a Retirement Plan (as defined below), you may mail your request to sell shares to BNY Mellon Income Stock Fund, BNY Mellon Funds, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to BNY Mellon Income Stock Fund, BNY Mellon Funds, P.O. Box 9879, Providence, Rhode Island 02940-8079. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

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This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

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